Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact: Gabby Nelson (763) 551-7460 gabby.nelson@selectcomfort.com	Investor Contact: Jim Raabe (763) 551-7498 investorrelations@selectcomfort.com

SELECT COMFORT ANNOUNCES THIRD QUARTER RESULTS

Company Reports Net Income of $0.15 per Share; 9 Percent Increase in Same-store Sales

MINNEAPOLIS – (October 22, 2009) – Select Comfort Corporation (NASDAQ: SCSS), the nation’s leading bed retailer and creator of the SLEEP NUMBER® bed, today announced results for the fiscal 2009 third quarter ended October 3, 2009. Net sales for the quarter totaled $147.5 million, a decrease of 6 percent compared to $157.2 million in the third quarter of 2008. The company reported third-quarter net income of $6.9 million, or $0.15 per diluted share, compared to net income of $1.0 million, or $0.02 per diluted share, in the third quarter of 2008. The company generated $17.4 million in cash flow from operating activities during the quarter. Third-quarter results include a one-time charge of $3.3 million, or $0.05 per share, associated with the terminated financing activities year-to-date.

“Third-quarter results improved significantly as our focus on controlling costs, building our brand for improved sales, and preserving cash helped mitigate the impact of ongoing market volatility,” said Bill McLaughlin, president and CEO, Select Comfort Corporation. “While our business has begun to stabilize and we’re beginning to experience its longer-term potential, economic and market conditions remain uncertain. Therefore, we are planning and managing conservatively, while prepared to capitalize on growth as we see opportunities.”

Third-Quarter Summary

With 14 percent fewer stores than the previous year, total sales declined 6 percent compared to the prior-year period, with positive same-store growth of  9 percent in the quarter. The company closed 14 stores during the third quarter and 65 stores year-to-date, with plans to close an additional six stores by the end of 2009.

- more -

Select Comfort Announces Third Quarter Results – Page 2 of  9

Third-quarter gross profit margin was 63.4 percent, up 120 basis points from 62.2 percent in the prior-year period and 180 basis points on a sequential basis from 61.6 percent in the second quarter. The year-over-year improvement reflects efficiencies in manufacturing, partially offset by a more aggressive promotion strategy to generate store traffic and drive sales.

Sales and marketing costs in the third quarter of 2009 decreased by 20 percent to $66.0 million or 44.8 percent of net sales. This compares to $82.0 million, or 52.2 percent of net sales, in the prior-year period. The reduction in costs in 2009 reflects the lower store base and a 32-percent reduction in media spend to $15.6 million in 2009. General and administrative expenses were $11.8 million in the third quarter, or 8 percent of net sales. This compares to $11.6 million, or 7.4 percent of net sales, in the third quarter of 2008.

For the first nine months of 2009, net sales totaled $407.7 million, a decrease of 14.6 percent compared to $477.5 million for the first nine months of 2008. Net income totaled $0.2 million, or $0.01 per diluted share, compared to a net loss of $12.7 million, or $0.29 per diluted share, for the first nine months of 2008.

Cash flows from operating activities for the nine-month period were $53.0 million, which includes $26.1 million in tax refunds associated with prior-year losses. This compares to $12.2 million of operating cash flow for the first nine months of 2008. The company reduced capital expenditures to $2.0 million for the first nine months of 2009, compared to $28.1 million in the first nine months of 2008. As of October 3, 2009, cash and cash equivalents totaled $4.8 million; and outstanding borrowings and letters of credit under the company’s revolving credit facility totaled $30.8 million.

Outlook

Select Comfort has not recently provided full-year estimates about performance. However, because of the continued volatility of macro-economic trends coupled with the state of the company’s turn-around, Select Comfort reports that it expects full-year 2009 earnings of between $0.02 and $0.08 per diluted share.

- more -

Select Comfort Announces Third Quarter Results – Page 3 of  9

The company also anticipates recent sales trends to continue into early 2010, with same-store growth largely offset by reductions in retail stores and the discontinuation of retail-partner distribution. The company is prepared to take advantage of increases in consumer demand as the economic environment improves and its sales and marketing programs continue to take effect.

Financing Update

The company continues to operate under short-term waivers to comply with certain ongoing loan covenants associated with the $50 million available under its revolving credit facility and is negotiating with its lenders to secure a longer-term financing agreement. The company also continues to evaluate financing alternatives beyond the recently announced Sterling Partners agreement in order to increase its financial flexibility.

Conference Call

Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. Eastern Time (4 p.m. Central; 2 p.m. Pacific) today. To listen to the call, please dial (888) 972-6711 (international participants dial (210) 234-0123) and reference the passcode “Sleep.” To access the Webcast, please visit the investor relations area of the Select Comfort Web site.

A replay will remain available until midnight Eastern Time, October 30, 2009, by dialing (203) 369-0998. The Webcast replay will remain available in the investor relations area of the company’s Web site for approximately 60 days.

About Select Comfort Corporation

Founded more than 20 years ago, Select Comfort was ranked the no. 1 bedding retailer in the United States for nine years runningi. Based in Minneapolis, the company designs, manufactures, markets and supports a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number® bed, as well as foundations and bedding accessories. SELECT COMFORT® products are sold through its approximately 400 company-owned stores located across the United States; select bedding retailers; direct marketing operations; and online at www.sleepnumber.com.

- more -

Select Comfort Announces Third Quarter Results – Page 4 of  9

Forward-Looking Statements

Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as our ability to fund our operations through cash flow from operations or availability under our bank line of credit or other sources, and the cost of credit or other capital resources necessary to finance operations; the risk of non-compliance with financial covenants under our bank line of credit and the risk that we may not be successful in obtaining continuing waivers or other financial accommodations from our lenders; the potential need to obtain additional capital through the issuance of debt or equity securities, which may significantly increase our costs or dilute our existing shareholders, and the risk that we may not be successful in obtaining additional capital that may be needed; current general and industry economic trends; consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; consumer acceptance of our products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of our retail store distribution strategy, including our ability to cost-effectively close under-performing store locations; our dependence on significant suppliers, and our ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; our ability to continue to improve our product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, including new flammability standards for the bedding industry and new safety standards for consumer products, which have or will add product cost pressures and have or will require implementation of systems and manufacturing process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and evolving regulatory standards applicable to data privacy and security; our ability to attract and retain senior leadership and other key employees, including qualified sales professionals; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

# # #

i Furniture/Today

________________________

Select Comfort Announces Third Quarter Results – Page 5 of  9

SELECT COMFORT CORPORATION

AND SUBSIDIARIES

Consolidated Statements of Operations

(unaudited – in thousands, except per share amounts)

	Three Months Ended
	October 3, 2009	% of Net Sales		September 27, 2008	% of Net Sales

Net sales	$147,470	100.0%		$157,231	100.0%
Cost of sales	53,915	36.6%		59,475	37.8%
Gross profit	93,555	63.4%		97,756	62.2%

Operating expenses:
Sales and marketing	65,997	44.8%		82,047	52.2%
General and administrative	11,818	8.0%		11,618	7.4%
Research and development	436	0.3%		562	0.4%
Terminated equity financing costs	3,324	2.3%		—	0.0%
Asset impairment charges	—	0.0%		1,477	0.9%
Total operating expenses	81,575	55.3%		95,704	60.9%
Operating income	11,980	8.1%		2,052	1.3%
Interest expense / other	(1,704)	(1.2%	)	(1,117)	(0.7%	)
Income before income taxes	10,276	7.0%		935	0.6%
Income tax expense (benefit)	3,377	2.3%		(48)	0.0%
Net income	$6,899	4.7%		$983	0.6%

Net income per share – basic	$0.15			$0.02

Net income per share – diluted	$0.15			$0.02

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	44,830			44,232
Effect of dilutive securities:
Options	378			114
Restricted shares	425			305
Diluted weighted-average shares outstanding	45,633			44,651

Select Comfort Announces Third Quarter Results – Page 6 of  9

SELECT COMFORT CORPORATION

AND SUBSIDIARIES

Consolidated Statements of Operations

(unaudited – in thousands, except per share amounts)

	Nine Months Ended
	October 3, 2009	% of Net Sales		September 27, 2008	% of Net Sales

Net sales	$407,731	100.0%		$477,451	100.0%
Cost of sales	158,052	38.8%		192,125	40.2%
Gross profit	249,679	61.2%		285,326	59.8%

Operating expenses:
Sales and marketing	194,417	47.7%		258,074	54.1%
General and administrative	36,856	9.0%		41,880	8.8%
Research and development	1,400	0.3%		2,079	0.4%
Terminated equity financing costs	3,324	0.8%		—	0.0%
Asset impairment charges	488	0.1%		2,534	0.5%
Total operating expenses	236,485	58.0%		304,567	63.8%
Operating income (loss)	13,194	3.2%		(19,241)	(4.0%	)
Interest expense / other	(4,951)	(1.2%	)	(1,996)	(0.4%	)
Income (loss) before income taxes	8,243	2.0%		(21,237)	(4.4%	)
Income tax expense (benefit)	8,000	2.0%		(8,496)	(1.8%	)
Net income (loss)	$243	0.1%		$(12,741)	(2.7%	)

Net income (loss) per share – basic	$0.01			$(0.29)

Net income (loss) per share – diluted	$0.01			$(0.29)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	44,783			44,143
Effect of dilutive securities:
Options	64			—
Restricted shares	242			—
Diluted weighted-average shares outstanding[1]	45,089			44,143

1For the nine months ended September 27, 2008, potentially dilutive securities have been excluded from the calculation of diluted weighted average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Select Comfort Announces Third Quarter Results – Page 7 of  9

SELECT COMFORT CORPORATION

AND SUBSIDIARIES

Consolidated Balance Sheets

(in thousands, except per share amounts)

subject to reclassification

	(unaudited) October 3, 2009	January 3, 2009
Assets
Current assets:
Cash and cash equivalents	$4,796	$13,057
Accounts receivable, net of allowance for doubtful accounts of $404 and $713, respectively	2,593	4,939
Inventories	15,491	18,675
Income taxes receivable	897	25,900
Prepaid expenses	9,756	4,109
Deferred income taxes	—	1,323
Other current assets	894	1,150
Total current assets	34,427	69,153
Property and equipment, net	40,531	53,274
Deferred income taxes	—	5,941
Other assets	7,312	7,045
Total assets	$82,270	$135,413

Liabilities and Shareholders’ Deficit
Current liabilities:
Borrowings under revolving credit facility	$26,300	$79,150
Accounts payable	36,793	40,274
Customer prepayments	10,397	11,480
Accruals:
Sales returns	2,983	2,744
Compensation and benefits	14,436	14,575
Taxes and withholding	4,425	2,938
Other current liabilities	7,753	8,526
Total current liabilities	103,087	159,687

Non-current liabilities:
Warranty liabilities	5,402	5,956
Deferred income taxes	443	—
Capital lease obligations	357	621
Other long-term liabilities	11,731	10,779
Total non-current liabilities	17,933	17,356
Total liabilities	121,020	177,043

Shareholders’ deficit:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 45,589 and 44,962 shares issued and outstanding, respectively	456	450
Additional paid-in capital	7,048	4,417
Accumulated deficit	(46,254)	(46,497)
Total shareholders’ deficit	(38,750)	(41,630)
Total liabilities and shareholders’ deficit	$82,270	$135,413

Select Comfort Announces Third Quarter Results – Page 8 of  9

SELECT COMFORT CORPORATION

AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(unaudited - in thousands)

subject to reclassification

	Nine Months Ended
	October 3, 2009	September 27, 2008
Cash flows from operating activities:
Net income (loss)	$243	$(12,741)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	15,310	17,183
Stock-based compensation	2,540	3,337
Disposals and impairments of assets	485	2,508
Excess tax benefits from stock-based compensation	—	(17)
Changes in deferred income taxes	7,707	(977)
Change in operating assets and liabilities:
Accounts receivable	2,346	11,222
Inventories	3,184	12,556
Income taxes receivable	25,003	(7,167)
Prepaid expenses and other assets	(6,756)	1,195
Accounts payable	3,256	(16,612)
Customer prepayments	(1,083)	909
Accrued sales returns	239	(447)
Accrued compensation and benefits	(139)	492
Accrued taxes and withholding	1,501	(313)
Warranty liabilities	(749)	(1,847)
Other accruals and liabilities	(84)	2,884
Net cash provided by operating activities	53,003	12,165

Cash flows from investing activities:
Purchases of property and equipment	(2,040)	(28,141)
Proceeds from sales of property and equipment	15	—
Net cash used in investing activities	(2,025)	(28,141)

Cash flows from financing activities:
Net (decrease) increase in short-term borrowings	(59,322)	15,823
Proceeds from issuance of common stock	83	534
Excess tax benefits from stock-based compensation	—	17
Debt issuance costs	—	(1,472)
Net cash (used in) provided by financing activities	(59,239)	14,902

Decrease in cash and cash equivalents	(8,261)	(1,074)
Cash and cash equivalents, at beginning of period	13,057	7,279
Cash and cash equivalents, at end of period	$4,796	$6,205

Select Comfort Announces Third Quarter Results – Page 9 of  9

SELECT COMFORT CORPORATION

AND SUBSIDIARIES

Supplemental Financial Information

(unaudited)

	Three Months Ended				Nine Months Ended
	October 3, 2009		September 27, 2008		October 3, 2009		September 27, 2008
Percent of sales:
Retail	83.5%		78.9%		80.6%		77.4%
Direct	5.3%		7.7%		6.2%		8.0%
E-Commerce	4.7%		5.3%		5.1%		6.1%
Wholesale	6.5%		8.1%		8.1%		8.5%
Total	100.0%		100.0%		100.0%		100.0%

Sales growth rates:
Comparable-store sales[1]	9%		(27%	)	(6%	)	(24%	)
Net closed stores/other	(10%	)	3%		(5%	)	4%
Retail total	(1%	)	(24%	)	(11%	)	(20%	)
Direct	(36%	)	(20%	)	(34%	)	(23%	)
E-Commerce	(17%	)	(42%	)	(28%	)	(29%	)
Wholesale	(25%	)	(37%	)	(19%	)	(29%	)
Total	(6%	)	(26%	)	(15%	)	(22%	)

Stores open:
Beginning of period	420		478		471		478
Opened	2		5		2		18
Closed	(14)		(8)		(65)		(21)
End of period	408		475		408		475

Retail partner doors[2]	146		794		146		794

Other metrics:
Average sales per store ($ in 000’s)[1]	$985		$1,074
Average sales per square foot ($s)[1]	$669		$784
Stores > $1 million net sales[1]	44%		53%
Average mattress sales per mattress unit (Q3 Company-owned channels; $s)	$1,768		$1,917

1Trailing twelve months for stores open at least one year.

2On August 11, 2009 we announced our decision to discontinue distribution through non-company owned mattress retailers in the contiguous United States. This change is part of the company’s effort to reignite the Sleep Number brand and continue to advance its distribution strategy. The decision was mutually agreed upon with the company’s retail partners and is not expected to have a significant impact on sales or profit in 2009.